AETOS CAPITAL

Product Name:  Aetos Capital Multi-Strategy Arbitrage Fund, LLC
               As of September 30, 2004

Product Description: The Aetos Capital Multi-Strategy Arbitrage Fund allocates its assets among a select group of funds that utilize a variety of arbitrage investment strategies including convertible arbitrage, merger arbitrage, statistical arbi-trage and fixed income arbitrage.

Total Firm Assets1:  $3,051MM

Total FoHF Assets:   $1,976MM

Total Strategy Assets2: $1,330MM -- Separate Accounts
                        $646MM -- Funds/Portfolios

Auditor:                PricewaterhouseCoopers, LLP

Custodian:              SEI Private Trust Company, Inc.


Sub-Strategy Allocation3

A pie chart is depicted here with the following pieces:

Statistical Arbitrage: 1%
Convertible Arbitrage: 9%
Credit Arbitrage: 10%
Fixed Income Arbitrage: 19%
Multi-Strategy/Event Arbitrage: 61%

Terms

Management Fee            1.0% (0.75% on investments of $25mm+)
Performance Fee           10.0%
Hurdle Rate               T-bills
High Water Mark           Yes
Minimum Investment        $1 Million
Contributions             Monthly
Lock-Up                   1 Year
Redemptions               Quarterly
Notice Period             60 Days

Investment Performance4 (US$)

                                       2004             2003          2002
January                                1.19%            1.66%          --
February                               0.35%            0.72%          --
March                                  0.05%            0.92%          --
April                                  0.32%            1.19%          --
May                                   -0.06%            2.02%          --
June                                   0.18%            0.76%          --
July                                  -0.37%           -0.65%          --
August                                 0.26%            0.34%          --
September                             -0.05%            1.43%         -0.20%
October                                 --              0.88%          0.39%
November                                --              1.27%          1.21%
December                                --              1.01%          0.84%
Year to Date                           1.88%           12.16%          2.25%

Chief Investment Officer:
Anne Casscells-Menlo Park, CA

For More Information Please Contact: Andrea Bollyky (212) 201-2518 abollyky@aetoscapital.com

                                      David Tonkovich (212) 201-2532
dtonkovich@aetoscapital.com

                      Aetos Capital:  Portfolios and Products

Assets Under Management: All totals reflect both committed and invested assets 1Total Firm Assets = Aetos Real Estate - $740MM
                     Aetos Absolute Return - $1,976MM
                     Aetos Fund Advisory - $335MM

2Aetos Capital currently offers the following hedge fund of funds strategies to our clients:
Aetos Funds: SEC-registered, strategy-specific hedge fund of funds:
Aetos Capital Multi-Strategy Arbitrage Fund
Aetos Capital Distressed Investment Strategies Fund
Aetos Capital Long/Short Strategies Fund
Aetos Capital Market Neutral Strategies Fund

Aetos Portfolios: Tactical allocations to the Funds managed to specific return and volatility targets:
Aetos Capital Conservative Portfolio (low volatility)
Aetos Capital Balanced Portfolio (moderate volatility)
Aetos Capital Growth Portfolio (high volatility)

Custom Portfolios: Customized allocations to the Funds managed to client-specific return and volatility targets

Separate Accounts: Direct investments made in the client's name with underlying managers

Portable Alpha Mandates: Can utilize both commingled vehicles and separate accounts

3Historical Allocations:

               Dec-02                                         Dec-03
        Strategy                      %            Strategy                %

Event Driven                         32%   Event Driven                   35%
Convertible Arbitrage                 0%   Convertible Arbitrage           4%
Fixed Income Arbitrage               32%   Fixed Income Arbitrage         26%
Credit Arbitrage                     36%   Credit Arbitrage               26%
Statistical Arbitrage                 0%   Statistical Arbitrage           8%


               Mar-04                                         Jun-04
        Strategy                      %            Strategy                %

Event Driven                         34%   Event Driven                   33%
Convertible Arbitrage                 3%   Convertible Arbitrage           3%
Fixed Income Arbitrage               37%   Fixed Income Arbitrage         32%
Credit Arbitrage                     25%   Credit Arbitrage               31%
Statistical Arbitrage                 1%   Statistical Arbitrage           1%


Investment Performance:

4 Performance figures shown are net of investment advisory and performance fees of 1.00% of assets annually and 10% of profits above the three month Treasury bill return, respectively, the maximum level of fees charged by Aetos to any account. The returns also reflect Fund level expenses, some of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Past performance is not indica-tive of future returns.

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in.

Prospective investors should consider these risks, and the charges and expenses discussed above, carefully before investing. The prospectus contains this and other information; a free copy of the prospectus may be obtained by calling 212-201-2540. Please read the prospectus carefully before investing.

  Aetos Capital, LLC - 875 Third Avenue - New York, NY 10022 - (212) 201-2509 Aetos Alternatives Management, LLC - 2180 Sand Hill Road - Menlo Park, CA 94025
                                    (650) 234-1860